UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2013

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

17117 Westheimer 75, Houston, Texas 77082
(Address of principal executive offices)

(866) 440-1470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Trent Daniel, Founder and Consultant to One World Holdings, Inc. (the “Company”), participated in an interview with SEC Filings TV, which was published on December 23, 2013.  The interview may be viewed on the Company’s website at www.oneworlddolls.com.   A full transcript of the interview is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company undertakes no obligation to update the information discussed in the interview in the future, except as may be required by law.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01  Other Events

On December 23, 2013 the Company issued a press release announcing Mr. Daniels’s interview with SEC Filings TV, which press release is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	SEC Filings TV Interview Transcript.
99.2	Press Release dated December 23, 2013 announcing interview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 2013

ONE WORLD HOLDINGS, INC.

By: /s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director